ANCORA TRUST

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora Microcap Fund

Ancora Dividend Value Equity Fund

(each a “Fund”, and collectively, the “Funds”)

Supplement dated November 5, 2021 to the

Prospectus and Statement of Additional Information of each Fund,

each dated April 30, 2021, as amended

Date of Special Shareholders Meeting

As previously announced, the Board of Trustees of the Funds has unanimously approved a new investment advisory agreement with Ancora Advisors (the “New Advisory Agreement”) with respect to each of the Funds.  The New Advisory Agreement also must be approved by shareholders of each Fund at a special meeting of shareholders, which will be held on December 15, 2021 (the “Special Shareholder Meeting”), at which the Funds’ shareholders will be asked to consider the approval of the New Advisory Agreement.

More detailed information about the proposal to be voted on at the Special Shareholder Meeting is provided in a proxy statement dated November 3, 2021, which is being sent to shareholders.  Please review the proxy statement carefully and cast your vote to avoid the additional expense to the Funds of any future solicitations.  This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of the proxy statement.

Payments to Broker-Dealers and Other Financial Intermediaries

The paragraph titled “Payments to Broker-Dealers and Other Financial Intermediaries” is revised to read as follows in each place it appears:

“If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.”

You should retain this Supplement for future reference.